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                                                                      EXHIBIT 23
CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements of Bitwise Designs, Inc. and subsidiaries on Form S-3 (File Nos. 33-80917 and 333-05445) and Form S-8 (File No. 333-91337) of our report dated August 25, 2000 relating to the consolidated financial statements and financial statement schedules which appear in this Form 10-KSB.

                                                  /s/ PricewaterhouseCoopers LLP

Albany, New York
August 25, 2000